Shareholders' Equity	12 Months Ended
Jun. 30, 2024
Shareholders' Equity [Abstract]
Shareholders’ equity

(12) Shareholders’ equity

Ordinary shares

The Company performed a series of group re-organizing activities completed on January 19, 2022, resulting in 10,000,000 ordinary shares issued and outstanding as of June 30, 2022. As the Group was under control of the same shareholders and their entire equity interests were held by the shareholders immediately prior to the group reorganization, the consolidated statements of operations and comprehensive loss, consolidated statements of changes in shareholders’ equity and consolidated statements of cash flows are prepared as if the current group structure had been in existence throughout the year ended June 30, 2022.

On April 4, 2023, the Company announced the closing of its IPO of 1,250,000 ordinary shares, US$0.002 par value per share (“Ordinary Shares”) at US$4.00 per share for US$5,000,000 in gross proceeds. The Company raised total net proceeds of US$4.2 million, which was reflected in the statement of cash flows, after deducting underwriting discounts and commissions and outstanding offering expenses as at April 3, 2023. During the IPO, the Company incurred approximately US$1.7 million for underwriting discounts and commissions and total offering expenses, among which approximately US$0.9 million offering expenses were paid before listing and recognized as deferred offering costs. At the date of closing of IPO (i.e. April 4, 2023), the underwriting discounts and commissions and total offering expenses of approximately US$1.7 million were offset against the gross offering proceeds of US$5 million resulted in net amount of approximately US$3.3 million which was recognized in additional paid-in capital.

Restricted net assets

Our ability to pay dividends is primarily dependent on us receiving distributions of funds from Millennium Printing (Shenzhen) Co., Ltd, Yee Woo Paper Industry (Shenzhen) Co., Ltd., Putian Xiqi Branding Strategy Co., Ltd, Millennium Packaging Technology (Huizhou) Co., Ltd., Millennium (Huizhou) Technology Co., Ltd. and Huizhou Yimeinuo Industry Co., Ltd. (collectively as the “PRC subsidiaries”). Relevant PRC statutory laws and regulations permit payments of dividends by the PRC subsidiaries only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of these subsidiaries.

These subsidiaries are required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, the PRC subsidiaries may allocate a portion of their after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. The PRC subsidiaries may allocate a portion of its after-tax profits based on PRC accounting standards to a discretionary surplus fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by State Administration of Foreign Exchange.

As a result of the foregoing restrictions, the PRC subsidiaries are restricted in their ability to transfer their assets to us. Foreign exchange and other regulation in the PRC may further restrict the PRC subsidiaries from transferring funds to us in the form of dividends, loans and advances. As of June 30, 2024, and 2023, amounts restricted are the statutory reserve of the PRC subsidiaries, were US$1,049,119 and US$1,049,119, respectively.

During the years ended June 30, 2024, 2023 and 2022, the PRC subsidiaries attributed US$0, US$19,975 and US$295,962 of retained earnings for their statutory reserves, respectively.